EXHIBIT 10.32

John M. Brittingham
Harwell Howard Hyne Gabbert & Manner, P.C.
333 Commerce Street, Suite 1500
Nashville, TN 37201

AMENDMENT NO. 7 TO MASTER AGREEMENT TO LEASE

This Amendment No. 7 to Master Agreement to Lease (hereinafter “7th Amendment”) is made to that certain Master Agreement to Lease between National Health Investors, Inc., a Maryland corporation (“Landlord”) and NHC/OP, L.P., a Delaware limited partnership (“Tenant” ) dated October 17, 1991, as amended by that certain Amendment No. 1 to Master Agreement of Lease, effective June 2, 1993, as further amended by that Amendment No. 2 to Master Agreement of Lease, effective January 15, 1996, as further amended by that certain Amendment No. 3 to Master Agreement of Lease, effective July 22, 1997, as further amended by that certain Amendment No. 4 to Master Agreement, effective December 31, 1997, as further amended by that certain Amendment No. 5 to Master Agreement of Lease, effective January 1, 2007, as further amended by Amendment No. 6 to Master Agreement to Lease dated December 26, 2012, as further amended by Amended and Restated Amendment No. 6 to Master Agreement to Lease dated as of December 26, 2012 (collectively the “Master Lease”) and is entered into on this the 28th day of August, 2013.

WHEREAS, pursuant to the Assignment of Master Agreement to Lease, effective December 31, 1997, National HealthCare Corporation, successor by merger to National HealthCare L.P. formerly National HealthCorp L.P., assigned its obligations and rights of the Master Lease to NHC/OP, L.P. (“Assignment”); and

WHEREAS, in Amendment No. 5 to the Master Agreement of Lease, Amendment No. 6 to the Master Agreement to Lease and, Amended and Restated Amendment No. 6 to the Master Agreement to Lease, (collectively the “Amendments”) the Tenant was erroneously identified; and

WHEREAS, the intent of this 7th Amendment is to correct the name of the Tenant to NHC/OP, L.P in the Amendments.

NOW THEREFORE, IN CONSIDERATION OF THE PREMISES the parties do hereby amend the Master Lease as follows:

1.The Amendments are hereby amended to change the name of the Tenant from National HealthCare Corporation to NHC/OP, L.P.

2.In all other respects the terms and conditions of the Master Lease and Assignment remain in full force and effect.

3.Capitalized terms not otherwise defined in this Amendment shall have the meanings set forth in the Master Lease.

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IN WITNESS WHEREOF, the parties have executed this 7th Amendment as of the date set forth above.

LANDLORD:

NATIONAL HEALTH INVESTORS, INC.,
a Maryland corporation

By: /s/ J. Justin Hutchens
J. Justin Hutchens, President and CEO

TENANT:

NHC/OP, L.P.,
a Delaware limited liability company

By: NHC Delaware, Inc.,
a Delaware corporation
Its: General Partner

By: /s/ Stephen F. Flatt
Title:     VP
Name:     Steve Flatt